Exhibit 99


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Merrill Lynch Preferred Capital Trust II (the "Trust") and Merrill Lynch Preferred Funding II, L.P. (the "Partnership") for the period ended December 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
John C. Stomber, Regular Trustee of the Trust and Senior Vice President and Treasurer of Merrill Lynch & Co., Inc., the General Partner of the Partnership, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust and the Partnership.




                              MERRILL LYNCH PREFERRED CAPITAL TRUST II


                              By:  /s/ JOHN C. STOMBER
                              --------------------------------------------
                              Name:  John C. Stomber *
                              Title: Regular Trustee




                               MERRILL LYNCH PREFERRED FUNDING II, L.P.


                               By: MERRILL LYNCH & CO., INC., as General Partner



                               By:  /s/ JOHN C. STOMBER
                               --------------------------------------------
                               Name:  John C. Stomber *
                               Title: Senior Vice President and Treasurer


Dated: March 26, 2003
_______________________

* John C. Stomber functions as the equivalent of the Chief Executive Officer and Chief Financial Officer of each of the Trust and the Partnership for purposes of Section 906 of the Sarbanes-Oxley Act of 2002.